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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 22, 2002


                          ACCREDITED HOME LENDERS, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          California                      333-07219               33-0426859
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
          Incorporation)                                     Identification No.)



      Attention: General Counsel
  15030 Avenue of Science, Suite 100
         San Diego, California                                     92128
    (Address of principal executive                          -------------------
               offices)                                          (Zip Code)

Registrant's Telephone Number,
including area code:                                           (858) 676-2100
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                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

                The consolidated balance sheets of Ambac Assurance Corporation and its subsidiaries as of December 31, 2001 and December 31, 2000, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2001, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002; Commission File Number 1-10777 and Current Reports on Form 8-K filed with the Commission on January 25, 2002, April 18, 2002 and July 19, 2002 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-07219) of the registrant; and (iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

                CONSENT

                In connection with the issuance of the Accredited Mortgage Loan Trust 2002-1, Asset-Backed Notes, Class A-1 and Class A-2 (the "Notes"), the registrant is filing herewith the consent of KPMG LLP to the use of its name and the incorporation by reference of its report in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG LLP is attached hereto as Exhibit 23.1.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibit:


                EXHIBIT NO.               DESCRIPTION

                23.1                      Consent of KPMG  LLP

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ACCREDITED HOME LENDERS, INC.


                                          By: /s/  Ray W. McKewon
                                             -----------------------------------
                                             Name: Ray W. McKewon
                                             Title:   Executive Vice President



Dated:  July 22, 2002


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                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.       DESCRIPTION

23.1              Consent of KPMG LLP